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            SUPPLEMENT DATED AUGUST 12, 2005 TO THE PROSPECTUS DATED
            MAY 1, 2005 OF THE DIVERSIFIED INVESTORS FUNDS GROUP AND
              THE DIVERSIFIED INVESTORS STRATEGIC ALLOCATION FUNDS

DIVERSIFIED INVESTORS TOTAL RETURN BOND FUND
DIVERSIFIED INVESTORS BALANCED FUND

     Effective August 12, 2005, Diversified entered into a new Investment Subadvisory Agreement with respect to both the Total Return Bond Portfolio and the Balanced Portfolio with Western Asset Management Company Limited ("WAML"), a U.K. affiliate of the Portfolios' existing subadviser, Western Asset Management Company ("WAMCO"). WAML is responsible for providing advice regarding the management of each Portfolio's foreign fixed income investments. The existing Investment Subadvisory Agreements with WAMCO with respect to the Total Return Bond Portfolio and the Balanced Portfolio, and the existing Investment Subadvisory Agreement with Goldman Sachs Asset Management L.P. with respect to the Balanced Portfolio, remain in effect.

     The Total Return Bond Portfolio and the fixed income portion of the Balanced Portfolio are each managed by a team of portfolio managers, sector specialists and other investment professionals at WAMCO and WAML. Detlev S. Schlichter serves as team leader responsible for the day-to-day strategic oversight of each Portfolio's foreign fixed income investments. Mr. Schlichter joined WAML as a portfolio manager in 2001. Prior to that, Mr. Schlichter was the head of the European Bond Team at Merrill Lynch Investment Managers from 1998 to 2001.

     WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAML is 155 Bishopsgate, London, England.

Form No. 2891 (Rev. 8/05)                                               33-61810
                                                                       333-00295